                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-KA


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 11, 1996



                                RailAmerica, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Delaware                      0-20618                      65-0328006
----------------------           ---------------                 ------------
State of Incorporation           Commission File                 IRS Employer
                                     Number                   Identification no.



             301 Yamato Road, Suite 1190, Boca Raton, Florida 33431
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



Registrant's telephone number, including area code:  (954) 994-6015

                       INFORMATION INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits

           (a)      Financial statements of business acquired.

                    See "Index to Financial Statements" on page 4.

           (b)      Pro forma financial information.

                    See "Index to Financial Statements" on page 4.

           (c)      Exhibits.*

                    2.1 Stock Purchase Agreement, dated as of September 20, 1996 by and among Otter Tail Valley Railroad Company, Inc., a Minnesota corporation, and the shareholders of Otter Tail Railroad Company, Inc., and Dakota Rail., a South Dakota corporation, less exhibits and schedules, which will be furnished supplementally to the commission upon request.








-----------------

  *    Previously filed.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 27th day of November 1996.


                                               RAILAMERICA, INC.



                                        BY: /s/ Gary O. Marino
                                          ----------------------
                                          Gary O. Marino
                                          Chairman and Chief Executive Officer

                          INDEX TO FINANCIAL STATEMENTS


(a)        Financial statements of business acquired

           Independent Auditor's Report on 1995 and 1994 Financial Statements

           Balance Sheets as of December 31, 1995 and December 31, 1994

           Statement of Stockholders' Equity for the Years Ended December 31,
              1995 and December 31, 1994

           Statements of Income for the Years Ended December 31, 1995 and
             December 31, 1994

           Statements of Cash Flows for the Years Ended December 31, 1995 and
             December 31, 1994

           Notes to the 1995 and 1994 Financial Statements

           Unaudited Balance Sheet as of September 30, 1996

           Unaudited Statement of Income for the Nine and Three Months Ended
             September 30, 1996

           Unaudited Statement of Cash Flows for the Nine Months Ended
             September 30, 1996


(b)        Pro Forma Financial Statements

           Pro Forma Consolidated Balance Sheet as of September 30, 1996

           Pro Forma Consolidated Statement of Income for the Nine Months Ended
             September 30, 1996

           Pro Forma Consolidated Statement of Income for the year ended
             December 31, 1995

           Notes To Pro Forma Consolidated Financial Statements

                           OTTER TAIL VALLEY RAILROAD
                                 COMPANY, INC.
                            FERGUS FALLS, MINNESOTA

                              FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1995, AND 1994
                       WITH INDEPENDENT AUDITOR'S REPORT

EIDE HELMEKE PLLP
Certified Public Accountants & Consultants



                     INDEPENDENT ACCOUNTANT'S REVIEW REPORT


The Board of Directors
Otter Tail Valley Railroad Company, Inc.
Fergus Falls, Minnesota

We have audited the accompanying balance sheets of Otter Tail Valley Railroad Company, Inc., as of December 31, 1995, and 1994, and the related statements of operations, shareholders' equity and cash flows for the years then ended.
These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Otter Tail Valley Railroad Company, Inc., at December 31, 1995, and 1994, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.




/s/ Eide Helmeke PLLP

July 2, 1996
Fargo, North Dakota

OTTER TAIL VALLEY RAILROAD COMPANY, INC.
BALANCE SHEETS
DECEMBER 31, 1995, AND 1994



                                                                              1995                1994
                                                                          -------------------------------

ASSETS
------

CURRENT ASSETS:
  Cash and cash equivalents                                               $   234,699         $   472,972
  Short-term investments                                                      517,373             473,425
  Trade accounts receivable                                                   141,002             181,418
  Prepaid expenses                                                             23,250              23,250
  Material and supplies                                                        37,960              46,540
                                                                          -------------------------------

      Total current assets                                                    954,284           1,197,605
                                                                          -------------------------------


PROPERTY, PLANT AND EQUIPMENT:                                              4,183,739           4,006,979
  Less accumulated depreciation                                            (1,776,389)         (1,491,140)
                                                                          -------------------------------
      Net property, plant and equipment                                     2,407,350           2,515,839
                                                                          -------------------------------

                                                                          $ 3,361,634         $ 3,713,444
                                                                          ===============================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
  Current portion of long-term debt                                       $    27,114         $
  Accounts payable                                                             60,726              79,398
  Accrued taxes                                                                11,760               9,492
  Accrued interest                                                             34,386
                                                                          -------------------------------

      Total current liabilities                                               133,986              88,890

LONG-TERM DEBT                                                              2,201,740           2,228,854
                                                                          -------------------------------

      Total liabilities                                                     2,335,726           2,317,744
                                                                          -------------------------------

SHAREHOLDERS' EQUITY:
  Common stock: authorized and issued 11,666 shares of which
   6,256 shares are held in treasury at December 31, 1995, and 1994            35,817              35,817
  Retained earnings                                                         1,132,578           1,502,370
                                                                          -------------------------------
                                                                            1,168,395           1,538,187
      Less cost of treasury stock                                            (142,487)           (142,487)
                                                                          -------------------------------
                                                                            1,025,908           1,395,700
                                                                          -------------------------------

                                                                          $ 3,361,634         $ 3,713,444
                                                                          ===============================

See Notes to Financial Statements.

OTTER TAIL VALLEY RAILROAD COMPANY, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1995, AND 1994


                                          COMMON         RETAINED       TREASURY
                                           STOCK         EARNINGS         STOCK            TOTAL
                                         --------      -----------      ----------      -----------

BALANCE, DECEMBER 31, 1993               $ 35,817      $ 1,669,276      $ (142,487)     $ 1,562,606

  Cash dividends paid                                     (977,879)                        (977,879)

  Net income                                               810,973                          810,973
                                         --------      -----------      ----------      -----------

BALANCE, DECEMBER 31, 1994                 35,817        1,502,370        (142,487)       1,395,700

  Cash dividends paid                                   (1,337,226)                      (1,337,226)

  Net income                                               967,434                          967,434
                                         --------      -----------      ----------      -----------

BALANCE, DECEMBER 31, 1995               $ 35,817      $ 1,132,578      $ (142,487)     $ 1,025,908
                                         ========      ===========      ==========      ===========


See Notes to Financial Statements.

OTTER TAIL VALLEY RAILROAD COMPANY, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1995, AND 1994



                                                   1995                 1994
                                               --------------------------------
REVENUE:
  Freight                                      $ 1,716,917          $ 1,612,104
  Demurrage                                          7,183               22,200
  Other                                            337,404              135,854
                                               --------------------------------
                                                 2,061,504            1,770,158
                                               --------------------------------

EXPENSES:
  Operating expenses                               790,115              734,218
  Depreciation                                     297,714              274,493
                                               --------------------------------
                                                 1,087,829            1,008,711
                                               --------------------------------

OPERATING INCOME                                   973,675              761,447
                                               --------------------------------

OTHER INCOME (EXPENSE):
  Interest income                                   29,144               22,973
  Interest expense                                (222,885)            (224,447)
  Gain on sale of asset                                                   2,000
  Base annual payment adjustments                  188,500              250,000
                                               --------------------------------
                                                    (5,241)              50,526
                                               --------------------------------

NET INCOME BEFORE INCOME TAXES                     968,434              811,973

PROVISION FOR INCOME TAXES                           1,000                1,000
                                               --------------------------------

NET INCOME                                     $   967,434          $   810,973
                                               ================================

See Notes to Financial Statements.

OTTER TAIL VALLEY RAILROAD COMPANY, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1995, AND 1994



                                                                                        1995           1994
                                                                                    --------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $   967,434    $   810,973
  Adjustment to reconcile net income and net cash
   provided by operating activities:
     Gain on sale of asset                                                                              (2,000)
     Depreciation                                                                       297,714        274,493
     Debt credited by Burlington Northern                                                              (25,559)
     Changes in assets and liabilities:
     Trade accounts receivables                                                          40,416        (17,491)
     Prepaid expenses                                                                                  (23,175)
     Material and supplies                                                                8,580         23,209
     Accounts payable                                                                   (18,672)        36,312
     Accrued interest                                                                    34,386
     Accrued taxes                                                                        2,268          9,068
                                                                                    --------------------------
       Net cash provided by operating activities                                      1,332,126      1,085,830
                                                                                    --------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment                                            (189,225)      (138,211)
  Proceeds from sale of equipment                                                                        2,000
  Purchases of short-term investments, net                                              (43,948)      (122,714)
                                                                                    --------------------------
       Net cash used in investing activities                                           (233,173)      (258,925)
                                                                                    --------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends paid                                                                (1,337,226)      (977,879)
                                                                                    --------------------------

NET DECREASE IN CASH                                                                   (238,273)      (150,974)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                          472,972        623,946
                                                                                    --------------------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                            $   234,699    $   472,972
                                                                                    ==========================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash payments for income taxes                                                    $     1,000    $     1,000
                                                                                    ==========================


See Notes to Financial Statements.

OTTER TAIL VALLEY RAILROAD COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1995, AND 1994



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Property, Plant and Equipment - All property, plant and equipment is stated at cost. Depreciation is computed on the straight-line method over 5 to 35 years.

Maintenance, repairs and minor renewals are charged to expense in the period incurred.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Short-term Investments - Short-term investments consist of government securities and are valued at the lower of cost which approximates market. These securities are intended to be held to maturity.

Materials and Supplies - Materials and supplies consist of railroad materials for use in repairs and maintenance of the railroad line and are carried at the lower of cost or market.

Income Taxes - For federal income tax purposes, the company and its shareholders have elected to be taxed as an S corporation. Under this election, the company, as such, is not subject to federal income taxes. Instead, each shareholder is taxed on his proportionate share of corporate taxable earnings. The company is subject to state income taxes for income allocated to nonresident shareholders. In addition, the shareholders have elected to file a composite state tax return, whereby the corporation files the tax return for the nonresident shareholders, and any taxes due are treated as distributions to such shareholders.

Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - NATURE OF OPERATIONS AND CONCENTRATION OF CREDIT RISK

Otter Tail Railroad Company, Inc. provides rail freight transportation service to various businesses along its rail properties from Fergus Falls, MN to Moorhead, MN. The principal commodities are coal, grain and agricultural chemicals. The company is located in Fergus Falls, Minnesota.


NOTE 3 - OPERATIONS

On October 26, 1986, the corporation acquired 77 route miles of rail properties from Burlington Northern Railroad Company (BN) located in Minnesota. The acquisition was accounted for as a purchase using the purchase price specified in the sales contract. The cost of the road property assets acquired was allocated to individual assets based on their relative share of that price.
The final purchase price will be the net liquidation value of those assets. Fair values were substantially in excess of cost, resulting in no recording of goodwill for the transaction.


(continued on next page)

NOTES TO THE FINANCIAL STATEMENTS - PAGE 2



NOTE 4 - PROPERTY, PLANT AND EQUIPMENT


Details pertaining to the company's property, plant and equipment are as follows:

                                                                     1995
                                                   ------------------------------------------
                                                                  ACCUMULATED                          1994
                                                      COST        DEPRECIATION        NET              NET
                                                      ----        ------------        ---              ---
     Land                                          $  471,346      $               $  471,346       $  471,346
     Road property                                  2,834,971       1,273,463       1,561,508        1,616,280
     Buildings and bridges                            309,240          77,225         232,015          241,168
     Railroad equipment                               456,789         355,636         101,153          147,809
     Automobiles                                       76,439          42,085          34,354           29,565
     Office equipment                                  34,954          27,980           6,974            9,671
                                                   ----------      ----------      ----------       ----------

                                                   $4,183,732      $1,776,389      $2,407,350       $2,515,839
                                                   ==========      ==========      ==========       ==========

Depreciation expense for the years ended December 31, 1995, and 1994, totaled $297,714 and $274,493, respectively.


NOTE 5 - LONG-TERM DEBT

Long-term debt at December 31, 1995, and 1994, consists of the following:

                                                                                      1995            1994
                                                                                      ----            ----
      Burlington Northern Railroad Company (BN) rail facilities
         installment purchase obligation, annual payments of
         $250,000 per year, including 10% annual interest,
         due through October 26, 2116.  If cars interlined with
         BN fall below 6,500, BN will credit payments on this
         debt for the company (see below)                                         $ 2,228,854     $ 2,228,854
         Less current portion                                                          27,114
                                                                                  -----------     -----------

         Long-term debt                                                           $ 2,201,740     $ 2,228,854
                                                                                  ===========     ===========




(continued on next page)

NOTES TO FINANCIAL STATEMENTS - PAGE 3



Burlington Northern Railroad Company Debt Terms - Payments on the rail facilities installment purchase obligations are as follows:

         In any calendar year in which actual carloads interlined with BN are less than 6,500 cars, BN will credit Otter Tail Valley Railroad $250, first to accrued interest and then to principal, for each car under the 6,500 limit to a maximum of the $250,000 annual installment. For the years ended December 31, 1995, and 1994, BN credited $0 and $25,559 of principal and $188,500 and $224,441 of interest, respectively, due to this agreement. Actual cars interlined with BN for the years ended December 31, 1995, and 1994, totaled 5,746 and 5,275, respectively. The credit is being presented separately in the statement of operations as a base annual payment adjustment.

Debt Covenants - The purchase agreement that is related to the rail facilities obligations contains requirements of, among other things, insurance coverage, track maintenance, and record keeping. The company was in compliance with the debt covenants for the years ended December 31, 1995, and 1994.

Because of the aforementioned carload credit, it is not possible to determine future maximum principal payments related to the BN indebtedness.


NOTE 6 - RELATED-PARTY TRANSACTIONS

The corporation made the following payments to other organizations related to shareholders.

                                                                                              1995         1994
                                                                                              ----         ----
         Legal fees                                                                         $ 7,326      $    88
                                                                                            =======       ======

         Consulting fees                                                                    $48,785      $39,554
                                                                                            =======      =======


NOTE 7 - MAJOR CUSTOMERS

For the years ended December 31, 1995, and 1994, 83% and 89% of net revenues, respectively, are with Burlington Northern Railroad Company. At December 31, 1995, and 1994, $163,929 and $102,901, respectively, of receivables are due from Burlington Northern Railroad Company.


NOTE 8 - INCOME TAXES

The components of the provision for income taxes are as follows:

         Provision for current year income taxes                         $ 1,000
                                                                         =======


(continued on next page)

NOTES TO FINANCIAL STATEMENTS - PAGE 4


NOTE 9 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is generally defined as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced liquidation sale. Quoted market prices are generally not available for the company's financial instruments. Accordingly, fair values are based on judgments regarding anticipated cash flows, future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates involve uncertainties and matters of judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used by the company to estimate fair value of the financial instruments disclosed:

Short-term Investments - Short-term Investments are carried at market, which approximates fair value.

Long-term Debt - Based upon current borrowing rates with similar maturities, the fair value of the long-term debt approximates the carrying values as of December 31, 1995.

OTTER TAIL VALLEY RAILROAD COMPANY, INC.
SCHEDULES OF OPERATING EXPENSES
FOR THE YEARS ENDED DECEMBER 31, 1995, AND 1994

--------------------------------------------------------------------------------

                                                     1995            1994
                                                 ------------    ------------
Salaries and wages                                    282,525         259,698
Payroll taxes and railroad retirement                  76,514          70,354
Professional fees                                      82,154          70,578
Engine fuel                                            66,048          69,341
Engine maintenance                                     53,607          47,945
Employee fringe benefits                               37,202          40,123
Hy-rail and other maintenance expenses                 30,967          34,161
Contract labor                                         20,091          23,900
Repair and maintenance - general                        6,510           6,389
Dues and subscriptions                                  8,300           9,730
Transportation supplies                                 6,327           5,190
Vegetation control                                     11,439           9,197
Car hire (net)                                         (1,063)          4,966
Telephone                                               6,555           7,077
Freight                                                 1,918           1,030
Utilities                                               6,322           5,981
Promotional                                               821           3,130
Car hire accounting                                     7,343           6,500
Travel                                                  3,453           3,669
Insurance                                               7,108           7,528
Hazardous material disposal                             6,547           3,879
Signal material                                         9,510           9,459
Uninsured claims                                        2,642          10,926
Lodging                                                 1,903             984
Office supplies                                         2,124           2,638
Equipment rental                                       17,838           3,480
Postage                                                 1,001           1,108
Tariff                                                    306           1,413
Meals                                                     735             905
Snow removal                                              400           3,276
Miscellaneous                                          32,968           9,663
                                                 ------------    ------------

                                                 $    790,115    $    734,218
                                                 ============    ============

                     OTTER TAIL VALLEY RAILROAD COMPANY, INC
                                  BALANCE SHEET
                               September 30, 1996
                                   (Unaudited)



                                                                  September 30,
                                                                      1996
                                                                  ------------
ASSETS
Current assets:
  Cash                                                            $    607,956
  Short term investments
  Trade accounts receivable                                            212,691
  Other accounts receivable                                             70,942
  Prepaid expenses                                                       5,794
  Materials and supplies                                                35,542
                                                                  ------------
        Total current assets                                           932,925

Property, plant and equipment, net                                   2,303,609

Deposits                                                                    75
Segregated cash - purchase price deposit                               250,000
                                                                  ------------
                                                                  $  3,486,609
                                                                  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt                            $       --
  Accounts payable                                                      37,975
  Accrued expenses                                                     310,815
  Accrued taxes                                                         34,766
  Accrued interest                                                        --
  Deferred Income                                                        5,793
  Uninsured claim liability                                             25,444
                                                                  ------------
        Total current liabilities                                      414,793
                                                                  ------------
Long-term debt, less current maturities                              2,489,202
                                                                  ------------
Commitments and contingent liabilities                                    --

       Total liabilities                                             2,903,995
                                                                  ------------

Stockholders' equity:
   Common stock, authorized and issued 11,666 of which
   6,256 were held in treasury as of December 31, 1995                  35,817
  Retained earnings                                                  1,414,601
     Dividends paid                                                   (725,317)
     Less cost of treasury stock                                      (142,487)
                                                                  ------------
        Total stockholders' equity                                     582,614
                                                                  ------------
                                                                  $  3,486,609
                                                                  ============

                    OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                              STATEMENTS OF INCOME
             For the Three and Nine Months Ended September 30, 1996
                                   (Unaudited)


                                                  Three Months Ended September 30,    Nine Months Ended September 30,
                                                  --------------------------------     -----------------------------
                                                       1996           1995                  1996          1995
                                                  -------------- ---------------       -------------- --------------

Revenues:
  Transportation revenue                         $      479,950  $      491,769       $    1,320,929  $   1,435,711
  Lease income                                           12,411          13,867               33,327         36,767
  Property tax income                                    33,870          30,900              101,610         91,500
  Other                                                  69,373         275,329              120,511        322,488
                                                  -------------- ---------------       -------------- --------------
                                                        595,604         811,865            1,576,377      1,886,466
                                                  -------------- ---------------       -------------- --------------


Operating expenses:
  Railroad operations                                   266,748         189,548              599,006        579,765

  Selling, general and administrative                   285,584          63,593              459,515        214,901

  Depreciation and amortization                          83,319          70,371              234,831        213,692
                                                  -------------- ---------------       -------------- --------------
                                                        635,651         323,512            1,293,352      1,008,358
                                                  -------------- ---------------       -------------- --------------

        Operating income                                (40,047)        488,353              283,025        878,108
                                                  -------------- ---------------       -------------- --------------

Other income (expense):
  Interest expense                                       -             -                      (1,000)       -
  Other, net                                             -             -                           0        -

                                                  -------------- ---------------       -------------- --------------
                                                              0               0               (1,000)             0
                                                  -------------- ---------------       -------------- --------------

        Income before income taxes                      (40,047)        488,353              282,025        878,108

 Provision for income taxes                              -             -                      -             -
                                                  -------------- ---------------       -------------- --------------

        Net income                               $      (40,047) $      488,353       $      282,025  $     878,108
                                                  ============== ===============       ============== ==============


                    OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                             STATEMENT OF CASH FLOWS
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)


Cash flows from operating activities:
  Net income                                                      $    282,025
  Adjustments to reconcile net income
    to net cash provided by operating activities:
      Depreciation and amortization                                    234,831
      Changes in operating assets and liabilities:
        Accounts receivable                                            (89,171)
        Other current assets                                            17,381
        Accounts payable                                                (3,737)
        Unearned income                                                  5,794
        Accrued liabilities                                            217,720
                                                                  ------------

          Net cash provided by operating activities                    664,843
                                                                  ------------

Cash flows from investing activities:
  Purchase of properties                                              (121,105)
  Investment in marketable securities                                  517,373
  Receipt of purchase price deposit                                    287,462
                                                                  ------------

          Net cash provided by investing activities                    683,730
                                                                  ------------

Cash flows (used in) financing activities:
  Dividends paid to stockholders                                      (725,317)
                                                                  ------------

          Net cash (used in)  financing activities                    (725,317)
                                                                  ------------

Net increase in cash                                                   623,256

Cash, beginning of period                                              234,700
                                                                  ------------

Cash, end of period                                               $    857,956
                                                                  ============

                       RAILAMERICA, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1996
                                   (Unaudited)

                                                                                                                  Proforma
                                                                    RailAmerica, Otter Tail      Proforma       RailAmerica,
                                                                        Inc.       Valley       Adjustments         Inc.
                                                                 -------------- ------------   -------------   -------------
ASSETS
Current assets:
  Cash                                                          $    4,200,410 $    375,495 a      (480,669)  $      95,236
                                                                                            d    (4,000,000)
  Restricted cash                                                      175,000     -                                175,000
  Accounts receivable                                                4,513,954      283,633 f      (350,000)      4,447,587
  Inventories                                                        3,238,651       35,542                       3,274,193
  Other current assets                                                 527,957        5,794                         533,751
  Deferred income taxes                                                329,000     -                                329,000
                                                                 -------------- ------------                   -------------
                  Total current assets                              12,984,972      700,464                       8,854,767

Property, plant and equipment, net                                  37,263,068    2,303,609 b     6,498,055      46,064,732

Excess of cost over net assets of companies
    acquired, net                                                    2,911,599     -                              2,911,599



Other assets, net                                                    2,383,999           75                       2,384,074
                                                                 ============== ============                   =============
                                                                $   55,543,638 $  3,004,148                   $  60,215,172
                                                                 ============== ============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt                          $    1,538,937 $   -                          $   1,538,937
  Current maturities of subordinated debt                              212,392     -                                212,392
  Accounts payable                                                   2,629,350       37,975                       2,667,325
  Accrued liabilities                                                1,603,202      181,819                       1,785,021
                                                                 -------------- ------------                   -------------
                  Total current liabilities                          5,983,881      219,794                       6,203,675
                                                                 -------------- ------------                   -------------
Long-term debt, less current maturities                             29,092,536    2,201,740 c       250,000      31,544,276

                                                                 -------------- ------------                   -------------
Subordinated debt, less current maturities                           3,530,980     -                              3,530,980
                                                                 -------------- ------------                   -------------
Deferred income taxes                                                3,195,712     -        g     2,000,000       5,195,712
                                                                 -------------- ------------                   -------------
Commitments and contingencies                                        -             -
Stockholders' equity:
  Common stock                                                           6,113       35,817 e       (35,817)          6,113
  Additional paid-in capital                                        11,793,883     -                             11,793,883
  Retained earnings (accumulated deficit)                            3,002,741    1,414,602 e    (1,414,602)      3,002,741
  Dividends paid                                                                   (725,317)e       725,317               0
  Cumulative translation adjustment                                     77,061     -                                 77,061
  Less:  treasury stock                                             (1,139,269)    (142,488)e       142,488      (1,139,269)
                                                                 -------------- ------------                   -------------
                  Total stockholders' equity                        13,740,529      582,614                      13,740,529
                                                                 -------------- ------------                   -------------
                                                                $   55,543,638 $  3,004,148                   $  60,215,172
                                                                 ============== ============                   =============




The accompanying notes are an integral part of the pro forma consolidated financial statements.

                       RAILAMERICA, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)


                                                                                                                       Proforma
                                                                     RailAmerica,    Otter Tail        Proforma       RailAmerica,
                                                                         Inc.          Valley         Adjustments         Inc.
                                                                    --------------  -------------    -------------   -------------
Revenues:
  Transportation revenue - railroad                               $     6,676,372  $   1,354,256                    $   8,030,628
  Transportation revenue - motor carrier                                5,481,245          -                            5,481,245
  Manufacturing revenue                                                11,573,409          -                           11,573,409
  Other                                                                 1,407,848        222,121                        1,629,969
                                                                    --------------  -------------                    -------------
                                                                       25,138,874      1,576,377                       26,715,251
                                                                    --------------  -------------                    -------------
Operating expenses:
  Costs of goods sold - manufacturing                                   8,938,913          -                            8,938,913
  Railroad and distribution                                             2,994,009        599,006                        3,593,015
  Motor carrier                                                         4,953,286          -                            4,953,286

  Selling, general and administrative                                   4,385,665        459,515                        4,845,180

  Depreciation and amortization                                         1,441,539        234,831  a       267,804       1,709,343
                                                                                                  b      (234,831)
                                                                    --------------  -------------                    -------------
                                                                       22,713,412      1,293,352                       24,039,737
                                                                    --------------  -------------                    -------------

        Operating income                                                2,425,462        283,025                        2,675,514
                                                                    --------------  -------------                    -------------

Other income (expense):
  Interest expense                                                     (1,548,051)        (1,000) c       (21,875)     (1,570,926)

  Other, net                                                               15,831          -                               15,831
                                                                    --------------  -------------                    -------------
                                                                       (1,532,220)        (1,000)                      (1,555,095)
                                                                    --------------  -------------                    -------------

        Income before income taxes                                        893,242        282,025                        1,120,419

Provision for income taxes                                                330,394          -      d        81,800         412,194
                                                                    --------------  -------------                    -------------

        Net income                                                $       562,848  $     282,025                    $     708,225
                                                                    ==============  =============                    =============

==================================================================================================================================

Net earnings attributable to common shares and
  dilutive common share equivalents (for primary)                 $       562,848                                   $     708,225
                                                                    ==============                                   =============

Earnings per common share and dilutive
  common share equivalents:
  Primary                                                         $          0.12                                   $        0.12
                                                                    ==============                                   =============

  Fully Diluted                                                   $          0.12                                   $        0.12
                                                                    ==============                                   =============

Weighted average common shares and
  common share equivalents outstanding:
  Primary                                                               4,661,943                                       5,911,943
                                                                    ==============                                   =============

  Fully Diluted                                                         4,661,943                                       5,911,943
                                                                    ==============                                   =============



The accompanying notes are an integral part of the pro forma consolidated financial statements.

                       RAILAMERICA, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1995
                                   (Unaudited)


                                                                                                                     Proforma
                                                                    RailAmerica,     Otter Tail       Proforma      RailAmerica,
                                                                        Inc.           Valley        Adjustments        Inc.
                                                                   --------------  -------------    ------------   -------------
Revenues:
  Transportation revenue                                          $   11,969,597  $   1,724,100                  $   13,693,697
  Manufacturing revenue                                               17,872,777          -                          17,872,777
  Other                                                                  437,797        337,404                         775,201
                                                                   --------------  -------------                   -------------
                                                                      30,280,171      2,061,504                      32,341,675
                                                                   --------------  -------------                   -------------

Operating expenses:
  Costs of goods sold - manufacturing                                 13,398,740          -                          13,398,740
  Railroad and distribution                                            3,148,830        790,115                       3,938,945
  Motor carrier                                                        4,468,306          -                           4,468,306

  Selling, general and administrative                                  4,808,190          -                           4,808,190

  Depreciation and amortization                                        1,495,276        297,714 a       357,072       1,852,348
                                                                                                b      (297,714)
                                                                   --------------  -------------                   -------------
                                                                      27,319,342      1,087,829                      28,466,529
                                                                   --------------  -------------                   -------------

        Operating income                                               2,960,829        973,675                       3,875,146
                                                                   --------------  -------------                   -------------

Other income (expense):
  Interest expense                                                    (1,442,955)      (222,885)c       (21,875)     (1,687,715)

  Base annual payment adjustments                                     -                 188,500                         188,500
  Other, net                                                             128,758         29,144                         157,902
                                                                   --------------  -------------                   -------------
                                                                      (1,314,197)        (5,241)                     (1,341,313)
                                                                   --------------  -------------                   -------------

        Income before income taxes                                     1,646,632        968,434                       2,533,833

Provision for income taxes                                               778,299          1,000 d       319,342       1,098,641
                                                                   --------------  -------------                   -------------

        Net income                                                $      868,333  $     967,434                   $   1,435,192
                                                                   ==============  =============                   =============

================================================================================================================================

Net earnings attributable to common shares and
  dilutive common share equivalents (for primary)                 $      201,668                                  $     768,527
                                                                   ==============                                  =============

Earnings per common share and dilutive
  common share equivalents:
  Primary                                                         $         0.04                                  $        0.13
                                                                   ==============                                  =============

  Fully Diluted                                                   $         0.04                                  $        0.13
                                                                   ==============                                  =============

Weighted average common shares and
  common share equivalents outstanding:
  Primary                                                              4,554,285                                      5,804,285
                                                                   ==============                                  =============

  Fully Diluted                                                        4,554,285                                      5,804,285
                                                                   ==============                                  =============



The accompanying notes are an integral part of the pro forma consolidated financial statements.

                       RAILAMERICA, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS



Note 1            BASIS OF COMBINATION

           The pro forma consolidated financial statements for September 30, 1996 combine the unaudited balance sheet and statement of income for the nine month period then ended of RailAmerica, Inc. and subsidiaries (the "Company") and the unaudited balance sheet and statement of income for the nine month period then ended of Otter Tail Valley Railroad Company, Inc. ("OTVR").

           The pro forma consolidated income statement for December 31, 1995 combines the statement of income of the Company and OTVR for the year ended December 31, 1995.


Note 2            PRO FORMA BALANCE SHEET ADJUSTMENTS

         The following were made to arrive at the pro forma consolidated balance sheet:

         a.       Cash paid for excess working capital
         b. Property, plant and equipment were restated based on estimated fair market value
         c.       Debt used to finance the acquisition
         d.       Cash used to finance the acquisition
         e. Elimination of common stock, retained earnings, dividends paid, and treasury stock of OTVR
         f. Capitalized into the purchase price the deferred acquisition cost associated with the acquisition
         g. Reflects recording of deferred tax liability resulting from carry over basis in the fixed assets for tax purpose

Note 3            PRO FORMA STATEMENT OF INCOME ADJUSTMENTS

         The following were adjustments made to arrive at the pro forma consolidated statement of income:

         a. Depreciation resulting from write-up to fair market value of the property, plant and equipment
         b.       Elimination of depreciation taken before write-up to fair
                  market value of the property, plant and equipment
         c.       Increase in interest expense reflecting the acquisition debt
         d.       Inclusion of tax provision at a statutory rate of 36%